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                         NEW ENGLAND EQUITY INCOME FUND

        Supplement dated May 17, 1999 to New England Equity Income Fund
                  Class A, B and C Prospectus dated May 3, 1999

On May 14, 1999, the Board of Trustees of New England Funds Trust III (the "Trust") approved a new Subadvisory Agreement (the "Interim Agreement") relating to New England Equity Income Fund (the "Fund") between New England Funds Management, L.P. ("NEFM"), the Fund's adviser, and Vaughan, Nelson, Scarborough & McCullough, L.P. ("VNSM"). The Interim Agreement is effective on June 1, 1999, and continues in effect for a period of 120 days or until shareholders of the Fund approve a new Subadvisory Agreement between NEFM and VNSM, whichever occurs first. Under the Interim Agreement, VNSM succeeds Loomis, Sayles & Company, L.P. ("Loomis Sayles") as the Fund's subadviser, as of June 1, 1999, and is responsible for day-to-day management of the Fund's investment operations under the oversight of NEFM. A special shareholder meeting will be held in August to vote on the approval of a second new Subadvisory Agreement for the Fund between NEFM and VNSM, which was also approved by the Board of Trustees on May 14, 1999 (the "Final Subadvisory Agreement") and which would replace the Interim Agreement. A notice of the special shareholder meeting and a proxy statement will be sent to shareholders in mid-June. In the event that the Fund's shareholders do not approve the Final Subadvisory Agreement between NEFM and VNSM at the special shareholder meeting, shareholders will be notified and the Board of Trustees will consider alternative arrangements for the management of the Fund's investment portfolio.

The annual subadvisory fee rates payable by the Fund to VNSM under the Interim Agreement and the Final Subadvisory Agreement are identical to those previously paid to Loomis Sayles to manage the portfolio of the Fund which are 0.40% of the first $200 million of the Fund's average daily net assets, 0.325% of such assets between $200 million and $500 million, and 0.275% of such assets in excess of $500 million. NEFM and VNSM have each agreed to continue the binding undertaking currently in effect to limit the amount of the Fund's total annual fund operating expenses to 1.50%, 2.25% and 2.25% of the average daily net assets of the Fund's Class A, B, and C shares, respectively.

In addition, VNSM has agreed to voluntarily waive its subadvisory fee under the Interim Agreement until June 30, 1999, and, during this period, the Fund will continue to pay Loomis Sayles the subadvisory fee it would have earned if it had continued to manage the Fund's portfolio. This waiver by VNSM and payment to Loomis Sayles will not reduce the Fund's overall management fee payable to NEFM.

In conjunction with VNSM becoming subadviser to the Fund, the Fund's Board of Trustees approved amendments to the Fund's investment strategies, which will be effective at the close of business on June 1, 1999. Accordingly, the sections entitled "Investment Strategies" and "Investment Risks" on the "Goals, Strategies & Risks" page of the Prospectus are revised as of such date as set forth below.

The section entitled "Investment Strategies" will be revised to read as follows:

Under normal market conditions, the Fund will invest substantially all of its assets in dividend-paying common stock of medium to large capitalization companies. VNSM uses rigorous fundamental research and active management to analyze a broad selection of company or industry sectors and to seek companies with the following characteristics, although not all of the companies selected will have these attributes:

  * Higher dividend yields compared to the Standard & Poor's Composite Index of 500 Stocks ("S&P 500")
  * Higher profitability (return-on-equity) than the market
  * Strong and growing cash flows and dividend coverage
  * Low price-to-sales ratio

In selecting investments for the Fund, VNSM employs the following strategy:

  [] It uses a value-driven investment philosophy that selects stocks selling at a relatively low value based primarily on its dividend yield over time. It selects companies that VNSM believes are out-of-favor or misunderstood and that may provide a growing stream of dividends.
  [] VNSM starts with an investment universe of 5,000 securities. VNSM then uses value-driven quantitative screens to seek those companies that generally have a market capitalization in excess of $2 billion and relative dividend yields above their 10 year average. These screens create a research universe of 300 to 400 companies;
  [] VNSM then uses fundamental analysis to build a portfolio of 40 to 50 securities consisting of quality companies in the opinion of VNSM. This fundamental analysis focuses on the strength of a company's balance sheet, its cash flow growth, its dividend coverage and its management.
  [] VNSM will generally sell a stock when its absolute yield falls below 80% of the S&P 500 yield, when its relative yield falls below its 10 year average, when the company shows a deteriorating financial condition, or when it has repeated negative earnings surprises.

The Fund may also invest in:

  [] Convertible and non-convertible preferred stock.
  [] Convertible and non-convertible investment grade bonds.
  [] Foreign securities including American Depository Receipts ("ADRs"), which are foreign investments issued by a U.S. bank.
  [] Money market or high quality debt securities for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

The section entitled "Investment Risks" will be revised to add the following risks:

FIXED-       Subject to credit risk, interest rate risk and liquidity risk.
INCOME       Credit risk relates to the ability of an issuer to make payments of
SECURITIES:  principal and interest when due and includes the risk of default.
             Interest rate risk relates to changes in a security's value as a result of changes in interest rates. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.

Additionally, the Fund has changed its comparative benchmark from the S&P 500 to the Russell 1000 Value Index to better reflect its investment goal and strategy. The Russell 1000 Value Index is an unmanaged subset of stocks from the larger Russell 1000 Index selected for their greater value orientation.

In the section entitled "Meet the Fund's Investment Adviser and Subadviser," the text under the heading "Subadviser" will be revised to read as follows:

VNSM, located at 6300 Chase Tower, Houston, Texas 77002, serves as subadviser to the Fund. VNSM is a subsidiary of Nvest Companies. Incorporated in 1970, VNSM focuses primarily on managing equity and fixed income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of December 31, 1998, VNSM had approximately $4 billion in assets under management.

In the section entitled "Meet the Fund's Portfolio Managers," the text will be revised to read as follows:

Margaret M. Buescher
Margaret Buescher has been the lead manager of Equity Income Fund since June 1999. Ms. Buescher, Principal of VNSM, joined the company in 1994. From 1980 to 1994, she was a Managing Director and Senior Portfolio Manager for the Texas Commerce Investment Management Company. Ms. Buescher is also a Chartered Financial Analyst. She received a B.A. from Vanderbilt University and has over 23 years of investment experience.

Jean Malo
Jean Malo has co-managed Equity Income Fund since June 1999. Mr. Malo is Chief Investment Officer and a Principal of VNSM. Previously, he was a Senior Vice President at Daniel Breen & Co., which was bought by VNSM in 1996. Mr. Malo joined Daniel Breen & Co. in 1989. He is also a Chartered Financial Analyst. Mr. Malo received his M.B.A. from ESSEC in Paris, France and has over 21 years of investment experience.